Acquisitions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions
Acquisitions
2013 Acquisitions
Effective July 1, 2013, the Company completed the following two acquisitions for aggregate consideration of approximately $180.0 million:

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Blohm + Voss Oil Tools GmbH and related entities ("B+V"), a manufacturer of pipe handling equipment used on offshore and onshore drilling rigs with locations in Hamburg, Germany and Willis, Texas. B+V is included in the Drilling & Subsea segment; and

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Moffat 2000 Ltd. ("Moffat"), a Newcastle, England based manufacturer of subsea pipeline inspection gauge launching and receiving systems, and subsea connectors. Moffat is included in the Drilling & Subsea segment.

The following table summarizes the fair values of the assets acquired and liabilities assumed at the date of the acquisition (in thousands):

2013 Acquisitions
Current assets, net of cash acquired	$60,669
Property and equipment	4,545
Intangible assets (primarily customer relationships)	59,242
Non-tax-deductible goodwill	100,257
Current liabilities	(17,619)
Long term liabilities	(7,879)
Deferred tax liabilities	(20,108)
Net assets acquired	$179,107

Revenues and net income related to the 2013 acquisitions were not significant for the year ended December 31, 2013. Pro forma results of operations for the 2013 acquisitions have not been presented because the effects were not material to the consolidated financial statements on either an individual or aggregate basis.
2012 Acquisitions
The Company completed four acquisitions in the fourth quarter 2012 for aggregate consideration of $139.7 million (the "2012 acquisitions"). These acquisitions, all of which are included in the Drilling & Subsea segment, included:

•	Syntech Technology, Incorporated ("Syntech"), a Lorton, Virgina based manufacturer of syntactic foam buoyancy materials used for ROVs and other deepwater flotation applications;

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Wireline Solutions, LLC ("Wireline"), a Sanger, Texas based manufacturer of downhole completion tools, including composite plugs used for plug, perforate and fracture applications and wireline flow control products;

•	Dynacon, Inc. ("Dynacon"), a Bryan, Texas based provider of launch and recovery systems used for the deployment of ROVs and high quality specialized cable and umbilical handling equipment; and

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Merrimac Manufacturing, Inc. ("Merrimac"), a Plantersville, Texas based manufacturer of consumable parts for drilling, well servicing and pressure pumping applications, including mud pump parts, power swivel parts and valves and seats for hydraulic fracturing pumps.

Contingent consideration from 2011 Acquisitions
The total purchase consideration for two acquisitions completed in 2011, Wood Flowline Products, LLC ("WFP") and Phoinix Global, LLC ("Phoinix"), included two separate contingent consideration payments based on each of the acquired company's 2011 and 2012 calendar year earnings as defined in the applicable purchase and sale agreement. The contingent consideration payment related to the WFP acquisition included a portion payable in shares. Upon resolution of the results of operations for WFP for the year ended December 31, 2011, the portion of the contingent consideration payable in shares of the Company's common stock was finalized and $3.3 million of the liability was reclassified to equity in March 2012. The cash portion of the contingent consideration payments based on WFP's and Phoinix's 2011 calendar year earnings in the amount of $6.1 million and $12.1 million, respectively, were paid during the quarter ended June 30, 2012.
Upon resolution of the results of operations for WFP for the year ended December 31, 2012, the portion of the contingent consideration payable in shares of the Company's common stock was finalized and $4.1 million was reclassified to equity in May 2013. The cash portion of the contingent consideration payments based on WFP's and Phoinix's 2012 earnings in the amount of $3.5 million and $7.9 million, respectively, were paid during the quarter ended June 30, 2013.